NORTHROP GRUMMAN CORPORATION
EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Northrop Grumman Corporation (the “company”) on Form 10-K for the year ending December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Wesley G. Bush, Chief Executive Officer and President of the company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13a-15(e)/15d-15(e) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: February 8, 2011	/s/ Wesley G. Bush
Wesley G. Bush
Chief Executive Officer and President